FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Q2 2020 - EARNINGS SUPPLEMENT

August 6, 2020

HURRICANE GRILL & WINGS

FATBURGER Since 1952

Buffalo's

ELEVATION BURGER

PONDEROSA STEAKHOUSE

BONANZA STEAKHOUSE

YALLA mediterranean




FATBURGER
THANK YOU!
FATBURGER




ELEVATION
ELEVATION





LEGAL DISCLAIMER

This earnings supplement of FAT Brands Inc. (“us”, “our” or the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, our future acquisitions and strategic initiatives, and our re-franchising and development pipeline. Forward-looking statements reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the impact of the current novel coronavirus pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this earnings supplement.

Q2 2020

HIGHLIGHTS


Fatburger

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q2 2020 HIGHLIGHTS


-23.1% SSS Growth[1]
System-Wide
-22.0% SSS Growth[1]
Excl. Ponderosa & Bonanza Steakhouses


-51.1% Sales Growth[2]
System-Wide
-29.1% Sales Growth[2]
System-Wide Excl. Ponderosa & Bonanza Steakhouses


$47.8m
System-Wide Sales[2]


5 New Store Openings
in Q2 2020[3]


15 New Store Openings
YTD 7/31/20[3]


-$0.36m Adj. EBITDA[4]

1. Same-store sales (SSS) growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gains and / or losses, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

FY 2019 HIGHLIGHTS

Royalties


$15MM
$14MM
$13MM
$12MM
$11MM
$10MM
$12.1MM
$14.9MM
23.1% Increase
FY 2018
FY 2019

Total Revenue


$23MM
$21MM
$19MM
$17MM
$15MM
$17.8MM
$22.5MM
26.2% Increase
FY 2018
FY 2019

Adj. EBITDA[1]


$8MM
$7MM
$6MM
$5MM
$4MM
$5.0MM
$7.7MM
54.2% Increase
FY 2018
FY 2019

Adj. EBITDA Margin[2]


44%
42%
40%
38%
36%
34%
32%
30%
33.9%
41.7%
775bps Increase
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

Q3 TO DATE

UPDATE


FATBURGER

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

SAME STORE SALES IMPROVEMENTS

As local restrictions eased and dining rooms began re-opening, same-store sales have steadily improved, increasing 44% from the week ending May 17, 2020 to the week ending July 26, 2020.

Same Store Sales[1]


44% Increase
$3.3MM
$3.6MM
$3.8MM
$3.9MM
$4.5MM
$5.0MM
$4.9MM
$4.6MM
$4.7MM
$4.7MM
$4.7MM
5/17/20
5/24/20
5/31/20
6/7/20
6/14/20
6/21/20
6/28/20
7/5/20
7/12/20
7/19/2020
7/26/2020
For The Week Ending

1. Same-store sales (SSS) growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

GROWTH STRATEGY

Organic Growth Strategy

Through 7/31/20, there have been 15 new store openings in FY 2020 with plans to open 18 additional stores by the end of the year, including 5 additional ghost kitchen sites[1].

M&A Growth Strategy

There are a number of opportunities that we are pursuing to grow the FAT Brands platform by acquiring well-recognized brands.

- We plan to fund these acquisitions with a combination of cash-on-hand and our securitization vehicle.

New Store Openings[1]



24
24
33
18
15
2019
2020
Actual
Projected

1. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

FINANCING UPDATE

Successfully raised $9.0m in Series B Cumulative Preferred Stock and Warrants that began trading on Nasdaq Capital Market on July 14, 2020 (trading under the symbols FATBP and FATBW, respectively).

Converted a portion of existing Series A Preferred and Series A-1 Preferred *into Series B Preferred*	*Entered into Stock Redemption Agreements with Series A Preferred holders to* ***redeem and cancel remaining shares***[1]	***Increased equity by $15m and insiders converted ~$3m*** *into Series B Preferred*[2]	*Provides capital to* ***execute acquisition and growth strategy***

In addition to the Series B public offering and related transactions, on July 30, 2020, we acquired from a holder warrants to purchase 509,604 shares of the Company's common stock at an exercise price of $7.20 per share.[3]

1. Concurrent with the closing of the Public Offering, the Company entered into (i) a Stock Redemption Agreement with a holder of the 80,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021 and (ii) a Stock Redemption Agreement with a holder of 5,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 5,000 shares of Series A Preferred stock immediately.
2. Insiders and affiliates converted approximately $1.9m of existing Series A Preferred Stock and accrued dividends and approximately $1.0m of existing Series B Preferred Stock and accrued dividends.
3. These warrants had been issued in relation to a 2018 financing.

APPENDIX


FATBURGER
Since 1952

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

INCOME STATEMENT[1]

FAT Brands Inc. Consolidated Statements of Operations Data
(Unaudited)

(in thousands)	13 weeks ended June 28, 2020	13 weeks ended June 30, 2019	26 weeks ended June 28, 2020	26 weeks ended June 30, 2019
Revenues				
Royalties	$ 2,213	$ 3,663	$ 5,522	$ 7,127
Franchise fees	273	994	449	1,306
Store opening fees	-	184	-	289
Advertising fees	613	1,031	1,544	2,008
Other income	8	23	15	38
Total revenues	3,107	5,895	7,530	10,768
Costs and expenses				
General and administrative expenses	4,104	3,106	7,636	5,820
Impairment of assets	3,174	-	3,174	-
Refranchising loss (gain)	1,006	(467)	1,544	51
Advertising expense	613	1,031	1,544	2,008
Total costs and expenses	8,897	3,670	13,898	7,879
(Loss) income from operations	(5,790)	2,225	(6,368)	2,889
Other income (expense), net				
Interest expense, net	(289)	(834)	(1,911)	(2,520)
Interest expense related to preferred shares	(476)	(431)	(928)	(862)
Change in fair value - derivative liability	1,264	-	1,264	-
Other expense, net	(49)	(124)	(64)	(100)
Total other income (expense), net	450	(1,389)	(1,639)	(3,482)
(Loss) income before income tax (benefit) expense	(5,340)	836	(8,007)	(593)
Income tax (benefit) expense	(1,089)	1,344	(1,386)	625
Net loss	$ (4,251)	$ (508)	$ (6,621)	$ (1,218)
Basic and diluted loss per common share	$ (0.36)	$ (0.04)	$ (0.56)	$ (0.10)

1. Table does not include effects of the July 2020 8.25% Series B Cumulative Preferred Stock Offering or related transactions.

BALANCE SHEET[1]

Consolidated Balance Sheet for FAT Brands Inc. as of June 28, 2020
(Unaudited)

(in thousands)		As of June 28, 2020
Cash and restricted cash	$	3,488
Total assets	$	90,890
Total liabilities	$	94,478
Total stockholders' deficit	$	(3,588)

1. Table does not include effects of the July 2020 8.25% Series B Cumulative Preferred Stock Offering or related transactions.

EBITDA & ADJUSTED EBITDA RECONCILIATION[1]

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation
(Unaudited)

(in thousands)	13 weeks ended June 28, 2020	13 weeks ended June 30, 2019	26 weeks ended June 28, 2020	26 weeks ended June 30, 2019
Net loss	$ (4,251)	$ (508)	$ (6,621)	$ (1,218)
Interest expense, net	765	1,265	2,839	3,382
Income tax (benefit) expense	(1,089)	1,344	(1,386)	625
Depreciation and amortization expense	268	140	500	271
EBITDA	(4,307)	2,241	(4,668)	3,060
Provision for (recovery of) bad debts	907	-	1,069	(91)
Share-based compensation expenses	1	78	16	159
Non-cash lease expenses (1)	42	64	83	124
Acquisition costs	80	120	130	197
Refranchising loss (gain)	1,006	(467)	1,544	51
Impairment loss	3,174	-	3,174	-
Change in fair value - derivative liability	(1,264)	-	(1,264)	-
Adjusted EBITDA	$ (361)	$ 2,036	$ 84	$ 3,500

(1) Included non-cash lease expense costs related to new lease accounting standards

1. Table does not include effects of the July 2020 8.25% Series B Cumulative Preferred Stock Offering or related transactions.

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
GABRIELLA DAIDONE
GDAIDONE@JCONNELLY.COM
973-850-7343

FAT BRANDS
FRESH. AUTHENTIC. TASTY.